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EXHIBIT 24.1


            CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption, "Experts" and to the use of our report dated March 14, 2002, to the Registration Statement on Form SB-2 and the related prospectus of Tech Laboratories, Inc.



                                             /s/ Charles J. Birnberg
                                             ------------------------------
                                             Charles J. Birnberg



Hackensack, New Jersey
April 5, 2002